Securities and Exchange Commission
                             Washington, D.C. 20549


                                    FORM 8-K



CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934


                                  May 10, 2005
                        (Date of earliest event reported)


                             JOHN H. HARLAND COMPANY
             (Exact name of registrant as specified in its charter)


     GEORGIA                  1-6352                 58-0278260
(State or other             Commission           (I.R.S. Employer
jurisdiction of             File Number          Identification No.)
incorporation)

        2939 Miller Rd.
        Decatur, Georgia                                30035
(Address of principal executive offices)             (Zip code)


                                 (770) 981-9460
              (Registrant's telephone number, including area code)

                                (Not Applicable)
(Former name, former address and former fiscal year, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(C) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On May 10, 2005, John H. Harland Company (the "Company") issued a press release containing information about the Company's financial condition and results of operations for the quarterly period ended April 1, 2005. A copy of the press release is furnished as Exhibit 99.1.

On May 11, 2005, the management of the Company hosted a conference call to discuss the Company's financial condition and results of operations for the quarterly period ended April 1, 2005. This conference call was webcast and was broadly accessible over the Company's website at www.harland.net. A written transcript of this conference call is attached hereto as Exhibit 99.2.

The information furnished pursuant to this Current Report on Form 8-K, including the exhibits hereto, shall not be considered "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of such section, nor shall it be incorporated by reference into future filings by the Company under the Securities Act of 1933, as amended, or under the Securities Act of 1934, as amended, unless the Company expressly sets forth in such future filing that such information is to be considered "filed" or incorporated by reference therein.

Item 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

Exhibit No.       Exhibits

99.1              Press Release issued May 10, 2005
99.2              Transcript of May 11, 2005 conference call

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                              JOHN H. HARLAND COMPANY



Date:  May 13, 2005                      By:  /s/ J. Michael Riley
                                              -----------------------------

                                              J. Michael Riley
                                              Vice President and Controller
                                              (Duly Authorized Officer and
                                              Chief Accounting Officer)

Exhibit Index

Exhibit Number    Description of the Exhibit

99.1              Press Release issued May 10, 2005
99.2              Transcript of May 11, 2005 conference call